UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 4, 2008
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51663	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9801 Anderson Mill Road, Suite 230, Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)

(512) 828-6980
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item	Description
7.01	Regulation FD Disclosure
9.01	Financial Statements and Exhibits

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SECTION 7 - REGULATION FD DISCLOSURE

Item 7.01        Regulation FD Disclosure

On March 4, 2008, Uranium Energy Corp. (the "Company") issued a news release entitled "Uranium Energy Corp Reports Independent NI 43-101 Resource Estimate at Goliad Project" (the "News Release"). This News Release is attached as Exhibit 99.1 to this Current Report.

As described in more detail in the News Release, the Company announced that it was in receipt of an updated technical report (the "Technical Report") in accordance with the provisions of National Instrument 43-101 ("NI 43-101") of the Canadian Securities Administrators for its Goliad Project located in Goliad County, Texas.

The complete Goliad Project NI 43-101 Technical Report is expected to be filed and available shortly on the SEDAR website, at www.sedar.com. The Technical Report is authored by Thomas A. Carothers, P.Geo., a qualified person as defined in NI 43-101, who has over 30 years of uranium experience, substantially in the South Texas Uranium trend. His experience includes working directly for two operating ISR mining companies in South Texas, US Steel and Tenneco Uranium, during the 1970s and 1980s.

As required by NI 43-101, the Technical Report provides for measured, indicated and inferred mineral resource estimates for the Company's Goliad Project. Such mineral resources have been estimated in accordance with the definition standards on mineral resources of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101. Measured mineral resources, indicated mineral resources and inferred mineral resources, while recognized and required by Canadian regulations, are not defined terms under Industry Guide 7 of the U.S. Securities and Exchange Commission (the "SEC"), and are normally not permitted to be used in reports and registration statements filed with the SEC. Accordingly, the Company has not reported them in the United States.

Investors are cautioned not to assume that any part or all of the mineral resources in these categories will ever be converted into mineral reserves. These terms have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. In particular, it should be noted that mineral resources which are not mineral reserves do not have demonstrated economic viability It cannot be assumed that all or any part of measured mineral resources, indicated mineral resources or inferred mineral resources will ever be upgraded to a higher category. In accordance with Canadian rules, estimates of inferred mineral resources cannot form the basis of feasibility or other economic studies. Investors are cautioned not to assume that any part of the reported measured mineral resources, indicated mineral resources or inferred mineral resources referred to in this news release and in the Technical Report are economically or legally mineable.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits

(a)       Financial Statements of Business Acquired.

Not applicable.

(b)       Pro forma Financial Information.

Not applicable.

(c)       Shell Company Transaction.

Not applicable.

(d)       Exhibits.

Submitted herewith:
Exhibit	Description
99.1	New release dated March 4, 2008, entitled "Uranium Energy Corp Reports Independent NI 43-101 Resource Estimate at Goliad Project"

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
URANIUM ENERGY CORP.
Date: March 4, 2008.	By: /s/ "Amir Adnani" Name: Amir Adnani Title: President, Chief Executive Officer, Principal Executive Officer and a director

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